                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Dividend Reinvestment Plan....................... 24

VKL SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,

    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.

    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.

    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKL)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........    (1.06%)
Six-month total return based on NAV(2)....................      .99%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     5.62%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     8.78%

 SHARE VALUATIONS

Net asset value...........................................  $  13.92
Closing common stock price................................  $12.8125
Six-month high common stock price (11/27/98)..............  $13.5625
Six-month low common stock price (4/20/99)................  $12.6250
Preferred share (Series A) rate(5)........................    3.270%
Preferred share (Series B) rate(5)........................    3.180%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen Select Sector Municipal Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.

    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.

    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. As a result, most of our purchases were bonds with 15-to 20-year maturities, as the intermediate range of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile. We would have received minimal incremental yield for assuming the additional interest-rate risk associated with purchasing longer-maturity bonds.

    In addition, we sold bonds in the portfolio that had a high risk of being called, or repaid early by the issuer. These higher-yielding bonds had increased in value since we purchased them, so we took advantage of the opportunity to sell them at a premium and contribute to the Trust's total return. To help protect the Trust from future bond calls, we began to replace some of our housing bonds. These bonds carry a risk that the mortgage holder will refinance the mortgage or pay it off early, especially during a low interest-rate environment like we are currently experiencing. Thus, housing bonds are more likely than many other issues to be called from the portfolio.

    Another strategy we used was to purchase bonds issued in states that have strong demand for municipal securities as a result of heavy state and local taxation. In particular, we purchased several securities issued in New York. The large supply in that state provided a number of opportunities to find attractive bonds with appreciation potential.

   Q  HOW DID YOU FIND VALUE IN THE MUNICIPAL MARKET?

   A By working closely with our experienced research analysts, we continued to look for bonds that may be temporarily out of favor but that we feel have the potential to appreciate in price if market conditions change. For example, we had previously purchased securities that were subject to the alternative minimum tax (AMT) because they offered very attractive yields during a time when AMT bonds were plentiful. Since that time, the supply of AMT bonds has dropped significantly, so we sold several AMT holdings and replaced them with insured bonds that offered approximately the same yield--effectively increasing the quality of the portfolio without sacrificing yield. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of -1.06 percent(1) based on market price. This reflects a decrease in market price from $13.3125 per share on October 31, 1998, to $12.8125 on April 30,
1999. In addition, the Trust provided a distribution rate of 5.62 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.78 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. The Trust's monthly dividend of $.06 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.

    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
Dennis S. Pietrzak

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999
Health Care.................     18.8%
Industrial Revenue..........     12.2%
Transportation..............     12.2%
Higher Education............      9.5%
Single-Family Housing.......      8.9%

   AS OF OCTOBER 31, 1998
Health Care.................     17.1%
Transportation..............     12.3%
Retail/Electric/Gas/Telephone... 10.4%
Single-Family Housing.......     10.3%
Industrial Revenue..........      9.8%

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999
                                  [PIE CHART]

                              AAA/Aaa          AA/Aa            A/A           BBB/Baa          BB/Ba            B/B
                              -------          -----            ---           -------          -----            ---
As of April 30, 1999           67.6%           8.1%            9.2%             8.5%            3.9%            1.3%

                             NON-RATED
                             ---------
As of April 30, 1999           1.4%

AS OF OCTOBER 31, 1998
                                  [PIE CHART]

                              AAA/Aaa          AA/Aa            A/A           BBB/Baa          BB/Ba            B/B
                              -------          -----            ---           -------          -----            ---
As of October 31, 1998         60.4%           12.0%           12.3%           8.6%            3.9%            1.5%

                             NON-RATED
                             ---------
As of October 31, 1998         1.3%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999

Distribution per Common Share
                                  [BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
'Nov 1998'                                                                       0.06
'Dec 1998'                                                                       0.06
'Jan 1999'                                                                       0.06
'Feb 1999'                                                                       0.06
'Mar 1999'                                                                       0.06
'Apr 1999'                                                                       0.06

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  105.2%
         ALASKA  1.5%
$1,500   Alaska St Hsg Fin Corp Ser A Rfdg.....    5.000%     12/01/18    $  1,488,825
                                                                          ------------
         CALIFORNIA  8.8%
 3,000   Los Angeles, CA Regl Arpts Impt Corp
         Lease Rev Los Angeles Intl Arpt (FSA
         Insd) (b).............................    6.700      01/01/22       3,243,780
 3,900   Los Angeles Cnty, CA Metro Tran Auth
         Sales Tax Rev Ser A Rfdg (FGIC
         Insd).................................    5.000      07/01/21       3,840,642
 1,500   Orange Cnty, CA Recovery Ctfs Partn
         Ser A (MBIA Insd).....................    6.000      07/01/07       1,686,645
                                                                          ------------
                                                                             8,771,067
                                                                          ------------
         COLORADO  5.9%
 1,000   Castle Rock, CO Multi-Family Rev Hsg
         Pines at Castle Rock Ser A (FSA
         Insd).................................    6.100      12/01/16       1,056,680
 1,016   Colorado Hsg Fin Auth Single Family
         Pgm Sr Ser E..........................    8.125      12/01/24       1,107,874
 2,500   Meridian Metro Dist CO Rfdg...........    7.000      12/01/01       2,674,150
 1,000   University of CO Hosp Auth Rev Ser
         A (a).................................    5.000      11/15/29         968,790
                                                                          ------------
                                                                             5,807,494
                                                                          ------------
         CONNECTICUT  1.1%
 1,000   Connecticut St Dev Auth Wtr Fac Rev
         Bridgeport Hydraulic..................    6.150      04/01/35       1,086,890
                                                                          ------------
         FLORIDA  1.9%
 1,900   Florida St Govt Util Auth Rev Golden
         Gate Util Sys (AMBAC Insd)............    5.000      07/01/29       1,860,727
                                                                          ------------
         HAWAII  2.0%
 1,000   Hawaii St Arpts Sys Rev (FGIC
         Insd) (b).............................    7.000      07/01/10       1,076,550
 1,000   Honolulu, HI City & Cnty Waste Wtr Sys
         Rev Rfdg (FGIC Insd)..................    4.500      07/01/28         900,270
                                                                          ------------
                                                                             1,976,820
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         ILLINOIS  2.0%
$1,000   Illinois Hlth Fac Auth Rev Ravenswood
         Hosp Med Cent Ser A Rfdg..............    8.800%     06/01/06    $  1,003,160
 2,500   Will Cnty, IL Cmnty Unit Sch Dist No
         365U Vly View Ser B (FSA Insd)........  *            11/01/16       1,028,400
                                                                          ------------
                                                                             2,031,560
                                                                          ------------
         INDIANA  3.8%
 3,450   Indiana Hlth Fac Fin Auth Hosp Rev
         Comm Hosp of IN (MBIA Insd) (b).......    6.850      07/01/22       3,788,100
                                                                          ------------
         KENTUCKY  5.5%
 1,280   Kenton Cnty, KY Arpt Brd Arpt Rev
         Cincinnati/Nrthn KY Intl Ser A Rfdg
         (MBIA Insd)...........................    6.100      03/01/07       1,421,299
 4,000   Louisville & Jefferson Cnty, KY Metro
         Swr Dist Drainage Rev Rfdg (MBIA
         Insd) (b).............................    5.300      05/15/19       4,054,520
                                                                          ------------
                                                                             5,475,819
                                                                          ------------
         LOUISIANA  5.8%
 1,750   Saint Charles Parish, LA Environmental
         Impt Rev LA Pwr & Lt Co Proj A (AMBAC
         Insd) (b).............................    6.875      07/01/24       1,972,215
 3,500   Saint Charles Parish, LA Pollutn Ctl
         Rev LA Pwr & Lt Co Proj A (FSA
         Insd) (b).............................    7.500      06/01/21       3,802,260
                                                                          ------------
                                                                             5,774,475
                                                                          ------------
         MAINE  4.3%
 4,000   Maine Muni Bond Bk Ser A Rfdg.........    5.375      11/01/08       4,224,320
                                                                          ------------
         MASSACHUSETTS  2.8%
 1,495   Massachusetts St Hlth & Edl Fac Auth
         Rev Saint Mem Med Cent Ser A..........    6.000      10/01/23       1,487,331
 1,235   Massachusetts St Indl Fin Agy Rev.....    6.750      12/01/20       1,338,456
                                                                          ------------
                                                                             2,825,787
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         MICHIGAN  9.1%
$1,580   Michigan Higher Edl Fac Auth Ltd Oblig
         Rev Hope College Rfdg (Connie Lee
         Insd).................................    7.000%     10/01/13    $  1,801,279
 1,000   Michigan St Hosp Fin Auth Rev Hosp
         Genesys Rfdg..........................    5.500      10/01/27       1,002,700
 2,500   Michigan St Strategic Fund Ltd Oblig
         Rev Detroit Edison Co College Rfdg
         (FGIC Insd)...........................    6.950      09/01/21       2,705,875
 3,500   Michigan St Strategic Fund Ltd Oblig
         Rev Detroit Edison Co College Rfdg Ser
         A (MBIA Insd) (a).....................    5.550      09/01/29       3,551,870
                                                                          ------------
                                                                             9,061,724
                                                                          ------------
         MISSOURI  5.6%
 3,855   Missouri St Hlth & Edl Fac Auth Hlth
         Fac Rev SSM Hlthcare Ser AA Rfdg (MBIA
         Insd) (b).............................    6.400      06/01/10       4,486,834
 1,000   St Charles Cnty, MO Indl Dev Auth Indl
         Rev Dev Westchester Vlg Apts Ser A
         Rfdg (FNMA Collateralized)............    6.150      02/01/27       1,063,860
                                                                          ------------
                                                                             5,550,694
                                                                          ------------
         NEVADA  1.7%
 1,570   Nevada Hsg Div Single Family Prog Ser
         E.....................................    6.900      10/01/14       1,681,250
                                                                          ------------
         NEW JERSEY  4.6%
 2,845   East Orange, NJ Brd of Ed Ctfs Partn
         Cap Apprec (FSA Insd).................  *            08/01/22         867,014
 1,340   New Jersey Econ Dev Auth Dist Heating
         & Cooling Rev Trigen Trenton Proj Ser
         A.....................................    6.200      12/01/10       1,407,375
 2,000   New Jersey Hlthcare Fac Fin Auth Rev
         Genl Hosp Cent at Passaic (FSA
         Insd).................................    6.000      07/01/14       2,276,600
                                                                          ------------
                                                                             4,550,989
                                                                          ------------
         NEW MEXICO  1.0%
 1,000   New Mexico St Hosp Equip Council Hosp
         Rev...................................    5.500      06/01/28         977,250
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK  18.1%
$2,000   New York City, NY Hsg Dev Corp Mtg Rev
         Multi-Family Ser A Rfdg (FHA Gtd).....    6.550%     10/01/15    $  2,143,440
   955   New York City Ser H (Prerefunded @
         02/01/02) (FSA Insd)..................    7.000      02/01/21       1,051,359
    45   New York City Ser H (FSA Insd)........    7.000      02/01/21          49,131
 1,000   New York City Adj-SubSer A-1 (Embedded
         Swap).................................    5.435      08/01/12       1,068,090
 1,500   New York City Ser I (MBIA Insd).......    5.000      04/15/24       1,461,360
 2,000   New York City Ser I (MBIA Insd).......    5.000      04/15/29       1,941,040
 4,000   New York St Dorm Auth Rev City Univ
         Ser F.................................    5.000      07/01/14       3,997,600
 2,500   New York St Dorm Auth Rev St Univ Edl
         Fac Ser B Rfdg........................    5.250      05/15/09       2,642,850
 3,100   New York St Med Care Fac Fin Agy Rev
         NY Hosp Ser A (Prerefunded @ 02/15/05)
         (AMBAC Insd)..........................    6.800      08/15/24       3,592,962
                                                                          ------------
                                                                            17,947,832
                                                                          ------------
         OHIO  2.5%
 1,500   Akron, OH Ctfs Partn Akron Muni
         Baseball Stad Proj (c)................  0/6.900      12/01/01       1,475,295
 1,000   Cleveland OH Arprt Spl Rev Rev
         Continental Airlines, Inc Rfdg (a)....    5.700      12/01/19         984,270
                                                                          ------------
                                                                             2,459,565
                                                                          ------------
         OKLAHOMA  2.3%
 2,000   Oklahoma Hsg Fin Agy Single Family Mtg
         Rev Homeownership Ln Pgm Ser A (GNMA
         Collateralized).......................    7.050      09/01/26       2,235,360
                                                                          ------------
         PENNSYLVANIA  0.7%
 2,625   Westmoreland Cnty, PA Muni Auth Svc
         Rev Cap Apprec Ser A (MBIA
         Insd) (a).............................  *            08/15/23         730,433
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         TEXAS  8.3%
$3,000   Houston, TX Arpt Sys Rev Spl Facs
         Continental Airls Ser B...............    6.125%     07/15/27    $  3,074,460
 1,425   Tarrant Cnty, TX Jr College Dist......    5.050      02/15/10       1,471,483
 2,505   Texas Hsg Agy Res Dev Rev Mtg Ser D
         (GMNA Collateralized).................    8.400      01/01/21       2,563,191
 1,005   Texas St Higher Edl Coordinating Brd
         College Student Ln Rev Sr Lien........    7.700      10/01/25       1,080,315
                                                                          ------------
                                                                             8,189,449
                                                                          ------------
         WISCONSIN  0.2%
   205   Wisconsin Hsg & Econ Dev Auth
         Homeownership Rev Ser F...............    7.550      07/01/26         211,033
                                                                          ------------
         PUERTO RICO  5.7%
 4,800   Puerto Rico Comwlth Hwy & Tran Auth
         Hwy Rev Ser Y (Embedded Cap) (FSA
         Insd).................................    5.730      07/01/21       5,624,064
                                                                          ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS  105.2%
  (Cost $95,175,445)..................................................    $104,331,527
LIABILITIES IN EXCESS OF OTHER ASSETS  $(5.2%)........................      (5,140,360)
                                                                          ------------
NET ASSETS  100.0%....................................................    $ 99,191,167
                                                                          ============

 * Zero coupon bond

(a) Security purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $95,175,445)........................  $104,331,527
Receivables:
  Interest..................................................     1,667,735
  Investments Sold..........................................        10,338
                                                              ------------
      Total Assets..........................................   106,009,600
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,244,752
  Custodian Bank............................................       227,865
  Income Distributions -- Common and Preferred Shares.......        73,167
  Investment Advisory and Administrative Fees...............        57,184
  Affiliates................................................         8,441
Accrued Expenses............................................       114,080
Trustees' Deferred Compensation and Retirement Plans........        92,944
                                                              ------------
      Total Liabilities.....................................     6,818,433
                                                              ------------
NET ASSETS..................................................  $ 99,191,167
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $ 34,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................        46,821
Paid in Surplus.............................................    64,532,602
Net Unrealized Appreciation.................................     9,156,082
Accumulated Undistributed Net Investment Income.............       500,104
Accumulated Net Realized Loss...............................    (9,044,442)
                                                              ------------
      Net Assets Applicable to Common Shares................    65,191,167
                                                              ------------
NET ASSETS..................................................  $ 99,191,167
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($65,191,167 divided by
  4,682,128 shares outstanding).............................  $      13.92
                                                              =============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 2,759,696
                                                              -----------
EXPENSES:
Investment Advisory and Administrative Fees.................      346,321
Preferred Share Maintenance.................................       58,302
Trustees' Fees and Related Expenses.........................        8,869
Legal.......................................................        5,792
Custody.....................................................        3,801
Amortization of Organizational Costs........................          540
Other.......................................................       43,801
                                                              -----------
    Total Expenses..........................................      467,426
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,292,270
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $   (45,018)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,200,728
  End of the Period.........................................    9,156,082
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,044,646)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  ($1,089,664)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,202,606
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended April 30, 1999
                and the Year Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    April 30, 1999    October 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  2,292,270       $  4,618,008
Net Realized Gain/Loss............................        (45,018)           344,445
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (1,044,646)         2,146,304
                                                     ------------       ------------
Change in Net Assets from Operations..............      1,202,606          7,108,757
                                                     ------------       ------------
Distributions from Net Investment Income:
  Common Shares...................................     (1,685,505)        (3,359,301)
  Preferred Shares................................       (551,075)        (1,225,228)
                                                     ------------       ------------
Total Distributions...............................     (2,236,580)        (4,584,529)
                                                     ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (1,033,974)         2,524,228
NET ASSETS:
Beginning of the Period...........................    100,225,141         97,700,913
                                                     ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $500,104
  and $444,414, respectively).....................   $ 99,191,167       $100,225,141
                                                     ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                        Six Months
                                                          Ended            --------
                                                      April 30, 1999         1998
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a).........    $ 14.144          $ 13.605
                                                         --------          --------
Net Investment Income................................        .490              .987
Net Realized and Unrealized Gain/Loss................       (.233)             .532
                                                         --------          --------
Total from Investment Operations.....................        .257             1.519
                                                         --------          --------
Less Distributions from Net Investment Income:
  Paid to Common Shareholders........................        .360              .718
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders...........................        .118              .262
                                                         --------          --------
Total Distributions..................................        .478              .980
                                                         --------          --------
Net Asset Value, End of
  the Period.........................................    $ 13.923          $ 14.144
                                                         ========          ========
Market Price Per Share at End of the Period..........    $12.8125          $13.3125
Total Investment Return at Market Price (b)..........      (1.06%)*          19.91%
Total Return at Net Asset
  Value (c)..........................................        .99%*            9.38%
Net Assets at End of the Period (In millions)........    $   99.2          $  100.2
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares**....................................       1.43%             1.47%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)....................       5.34%             5.22%
Portfolio Turnover...................................         30%*              44%
* Non-Annualized
**Ratio of Expenses to Average Net Assets Including
  Preferred Shares...................................        .94%              .97%

(a) Net Asset Value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                       November 26, 1993
                                         (Commencement
Year Ended October 31,                   of Investment
-------------------------------          Operations) to
       1997      1996      1995        October 31, 1994
      --------------------------------------------------
      $12.923   $12.828   $11.507          $ 13.783
      -------   -------   -------          --------
         .981      .983      .992              .894
         .652      .068     1.391            (2.377)
      -------   -------   -------          --------
        1.633     1.051     2.383            (1.483)
      -------   -------   -------          --------
         .690      .693      .774              .621
         .261      .263      .288              .172
      -------   -------   -------          --------
         .951      .956     1.062              .793
      -------   -------   -------          --------
      $13.605   $12.923   $12.828          $ 11.507
      =======   =======   =======          ========
      $11.750   $10.625   $10.750          $  9.625
       17.46%     5.35%    19.87%           (27.90%)*
       11.01%     6.29%    18.75%           (14.18%)*
      $  97.7   $  94.5   $  94.1          $   87.9
        1.53%     1.55%     1.68%             1.58%
        5.50%     5.62%     5.77%             6.06%
          39%       47%       84%              224%*
         .99%      .99%     1.05%             1.04%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended November 25, 1998.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $8,999,424 which will expire between October 31, 2002 and October 31, 2003.

    At April 30, 1999, for federal income tax purposes, cost of long-term investments is $95,175,445; the aggregate gross unrealized appreciation is $9,216,167 and the aggregate gross unrealized depreciation is $60,085, resulting in net unrealized appreciation on long-term investments of $9,156,082.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $1,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1999, the Trust recognized expenses of approximately $9,000 representing Van Kampen's cost of providing accounting and legal services to the Trust.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 1999, Van Kampen owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,657,000 and $30,757,959, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The following types of indexed securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

A. EMBEDDED CAPS--These securities include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

B. EMBEDDED SWAPS--These securities include a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on April 30, 1999, was 3.225%. During the year ended April 30, 1999, the rates ranged from 2.950% to 4.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* -- Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.